SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported)    December 20, 2002


                       PENNSYLVANIA COMMERCE BANCORP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Pennsylvania                             25-1834776
          --------------------------------------------------------
       (State or other jurisdiction of          (I.R.S. Employer
        incorporation or organization)         Identification No.)

                                    333-78445
                            ------------------------
                            (Commission file number)


       100 Senate Avenue, Camp Hill, Pennsylvania      17001-8599
       ----------------------------------------------------------
         (Address of Principal Executive Offices)       (zip code)



                                 (717) 975-5630
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.     Other Events

         On December 20, 2002, the Board of Directors of Pennsylvania Commerce Bancorp, Inc. (the "Company") accepted the resignation of Vernon W. Hill, II as a director and appointed Mr. Hill to the position of "director emeritus". The Company anticipates that as a "director emeritus," Mr. Hill will continue to attend certain Board meetings and to participate in certain marketing and promotional activities of the registrant's bank subsidiary.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Pennsylvania Commerce Bancorp, Inc.
                                             -----------------------------------
                                                      (Registrant)


Date: January 17, 2003

                                             /s/ Gary L. Nalbandian
                                             -----------------------------------
                                             Gary L. Nalbandian,
                                             Chairman, President and CEO


                                       2